EXHIBIT 10.2

                               FIRST AMENDMENT TO

                           PURCHASE AND SALE AGREEMENT

         THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "First Amendment"), is entered into on December 17, 2007, by and among Devon Energy Production Company, L.P., an Oklahoma limited partnership (hereinafter referred to as "Devon"), Amen Properties, Inc., a Delaware corporation (hereinafter referred to as "Amen"), SFF Production, LLC, a Delaware limited liability company ("SFF Production"), SFF Royalty, LLC, a Delaware limited liability company ("SFF Royalty"), and XXXXX, an Oklahoma general partnership ("XXXXX") (Amen, SFF Production, SFF Royalty and XXXXX being collectively referred to hereinafter as the "Amen Companies"), effective as of the Effective Time (hereinafter defined). Devon and the Amen Companies are sometimes referred to herein individually as a "Party" and collectively as the "Parties". Capitalized terms not defined herein shall have the meaning ascribed to such terms in the Purchase Agreement (hereinafter defined).

                               PRELIMINARY MATTERS

         WHEREAS, Devon and Amen are parties to that certain Purchase and Sale Agreement (the "Purchase Agreement"), dated November 8, 2007, but made effective as of 7:00 A.M. local time, said time to be determined for each locality in which the Properties are located in accordance with the time generally observed in said locality on October 1, 2007 (the Effective Time"); and

         WHEREAS, Devon and the Amen Companies desire that each of SFF Production, SFF Royalty and XXXXX be made a party to the Purchase Agreement and further desire that certain other amendments be made to the Purchase Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration in hand, the receipt and sufficiency of which are hereby acknowledged, Devon and each of the Amen Companies hereby agree as follows:

1. The introductory paragraph of the Purchase Agreement is hereby deleted and replaced in its entirety with the following new introductory paragraph:

                  This PURCHASE AND SALE AGREEMENT, dated as of November 8, 2007 ("Agreement"), is among Devon Energy Production Company, L.P., an Oklahoma limited partnership (hereinafter referred to as "Seller"), Amen Properties, Inc., a Delaware corporation ("Amen"), SFF Production, LLC, a Delaware limited liability company ("SFF Production"), SFF Royalty, LLC, a Delaware limited liability company ("SFF Royalty"), and XXXXX, an Oklahoma general partnership ("XXXXX"). Hereinafter in this Agreement, any reference to "Buyer" shall be a reference to Amen, SFF Production, SFF Royalty and XXXXX, to each of them, individually, and to all of them, collectively. Seller and Buyer are sometimes referred to collectively as the "Parties" and individually as a "Party."

2. The penultimate sentence of Section 29(a) of the Purchase Agreement, which is set forth below, is hereby deleted:

                  Any post-adjusted Sale Price pursuant to this Section 29 shall bear interest from the Closing Date to the date of payment at the Agreed Interest Rate.



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3. The  following  new  paragraph  is hereby added to Section 22 of the Purchase
Agreement:

                  Notwithstanding anything to the contrary in this Section 22 or in this Agreement, XXXXX shall not have any obligations or liabilities under this Section 22 or under this Agreement to the extent such obligations or liabilities arise out of or are attributable to the ownership or operation of any Properties conveyed at Closing By Seller to SFF Production.

4. The last sentence of Section 29(c) of the Purchase Agreement is hereby deleted and replaced in its entirety with the following:

                  Should Seller or its Affiliates receive after Closing any proceeds to which Buyer is entitled under the immediately foregoing sentence, Seller shall fully disclose, account for and promptly, but in no event later than February 1, 2008, remit the same to Buyer.

5. This First Amendment shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns.

6. This First Amendment may not be altered or amended, nor any rights hereunder waived, except by an instrument, in writing, executed by the Party to be charged with such amendment or waiver. No waiver of any other term, provision or condition of this First Amendment, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, other provision or condition or as a waiver of any other term, provision or condition of this First Amendment. The Purchase Agreement and this First Amendment embody the entire agreement of the Parties, and supersede all prior agreements and understandings of the Parties, with respect to the subject matter hereof.

7. If any provision of this First Amendment is invalid, illegal or incapable of being enforced, all other provisions of this First Amendment shall nevertheless remain in full force and effect, so long as the economic or legal substance of the transactions contemplated hereby is not affected in a materially adverse manner with respect to either Party.

8. This First Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement.

9. All references in any document, instrument, agreement or writing to the Purchase Agreement shall hereafter be deemed to be references to the Purchase Agreement as amended by this First Amendment.

10. This First Amendment shall be governed by the Laws of the State of Texas, without regard to principles of conflicts of laws that would direct the application of the Laws of another jurisdiction.

     [Remainder of Page Intentionally Left Blank. Signature Page to Follow]




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         IN WITNESS WHEREOF, this First Amendment has been signed by each of the
Parties as of the date first above written.

                                  DEVON
                                  -----

                                  DEVON ENERGY PRODUCTION COMPANY, L.P.



                                  By:
                                      ------------------------------------------
                                  Name:   Kevin B. Harwi
                                  Title:  Manager, Acquisitions and Divestitures


                                  AMEN COMPANIES
                                  --------------

                                  AMEN PROPERTIES, INC.



                                  By:
                                      ------------------------------------------
                                  Name:   Jon M. Morgan
                                  Title:  President

                                  SFF PRODUCTION, LLC



                                  By:
                                      ------------------------------------------
                                  Name:   Jon M. Morgan
                                  Title:  President

                                  SFF ROYALTY, LLC



                                  By:
                                      ------------------------------------------
                                  Name:   Jon M. Morgan
                                  Title:  President

                                  XXXXX, an Oklahoma general partnership



                                  By:
                                      ------------------------------------------
                                  Name:
                                  Title:  Attorney-in-Fact